Exhibit (a)(2)

Schedule A Series of the Trust

March 13, 2020

(effective March 16, 2020)

Name of Fund
Domestic Equity
WisdomTree U.S. LargeCap Fund
WisdomTree U.S. ESG Fund
WisdomTree U.S. Quality Dividend Growth Fund
WisdomTree U.S. Multifactor Fund
WisdomTree U.S. Quality Shareholder Yield Fund
WisdomTree U.S. MidCap Fund
WisdomTree U.S. SmallCap Fund
WisdomTree U.S. SmallCap Quality Dividend Growth Fund
WisdomTree U.S. LargeCap Dividend Fund
WisdomTree U.S. Total Dividend Fund
WisdomTree U.S. High Dividend Fund
WisdomTree U.S. Dividend ex-Financials Fund
WisdomTree U.S. MidCap Dividend Fund
WisdomTree U.S. SmallCap Dividend Fund
WisdomTree Cloud Computing Fund
Emerging Markets Equity
WisdomTree Emerging Markets ESG Fund
WisdomTree Emerging Markets High Dividend Fund
WisdomTree Emerging Markets Quality Dividend Growth Fund
WisdomTree Emerging Markets Multifactor Fund
WisdomTree Emerging Markets Consumer Growth Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
WisdomTree China ex-State-Owned Enterprises Fund
WisdomTree ICBCCS S&P China 500 Fund
WisdomTree Middle East Dividend Fund
WisdomTree India Earnings Fund
WisdomTree India ex-State-Owned Enterprises Fund
International Equity
WisdomTree International Equity Fund
WisdomTree International Multifactor Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree International LargeCap Dividend Fund
WisdomTree International Dividend ex-Financials Fund
WisdomTree International High Dividend Fund

Exhibit (a)(2)

WisdomTree International ESG Fund
WisdomTree International Hedged Quality Dividend Growth Fund
WisdomTree International Quality Dividend Growth Fund
WisdomTree International SmallCap Dividend Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund
WisdomTree International MidCap Dividend Fund
WisdomTree Global ex-U.S. Quality Dividend Growth Fund
WisdomTree Global High Dividend Fund
WisdomTree Global ex-U.S. Real Estate Fund
WisdomTree Modern Tech Platforms Fund
WisdomTree Japan Hedged Equity Fund
WisdomTree Japan Multifactor Fund
WisdomTree Asia Pacific ex-Japan Fund
WisdomTree Europe Hedged Equity Fund
WisdomTree Europe Quality Dividend Growth Fund
WisdomTree Germany Hedged Equity Fund
WisdomTree Europe Multifactor Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Japan Hedged SmallCap Equity Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Europe Hedged SmallCap Equity Fund
Fixed Income
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund
WisdomTree Yield Enhanced Global Aggregate Bond Fund
WisdomTree Yield Enhanced International Aggregate Bond Fund
WisdomTree Floating Rate Treasury Fund
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
WisdomTree Negative Duration U.S. Aggregate Bond Fund
WisdomTree Interest Rate Hedged High Yield Bond Fund
WisdomTree Negative Duration High Yield Bond Fund
WisdomTree U.S. Corporate Bond Fund
WisdomTree U.S. Short-Term Corporate Bond Fund
WisdomTree U.S. High Yield Corporate Bond Fund
WisdomTree U.S. Short-Term High Yield Corporate Bond Fund
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Emerging Markets Corporate Bond Fund
WisdomTree Emerging Currency Strategy Fund
WisdomTree Bloomberg U.S. Dollar Bullish Fund
WisdomTree Chinese Yuan Strategy Fund
WisdomTree Mortgage Plus Bond Fund

Exhibit (a)(2)

Alternative Funds
WisdomTree Dynamic Long/Short U.S. Equity Fund
WisdomTree Managed Futures Strategy Fund
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
Asset Allocation
WisdomTree 90/60 U.S. Balanced Fund